Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 5

AMENDMENT NO. 5 (this “Amendment”), dated as of May 2, 2013, amends the CREDIT AGREEMENT (as defined below) and is among Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”), National CineMedia, LLC, a Delaware limited liability company (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and the Issuing Lenders (as defined in the Credit Agreement).

PRELIMINARY STATEMENTS:

(1) The Borrower, the Administrative Agent, the Lenders named therein and each of the other parties thereto are party to the Credit Agreement, dated as of February 13, 2007 (as amended, restated, modified or otherwise supplemented prior to the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrower has requested that the Credit Agreement be amended so as to, among other things, provide for a new tranche of term loans thereunder (the “New Term Loans”), the proceeds of which would refinance any Term Loans that are outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment (the “Existing Term Loans”) and which proceeds will used as set forth below in Recital (3) and which, except as modified hereby, would have the same terms as the Existing Term Loans under the Credit Agreement

(3) On the Amendment No. 5 Effective Date (as defined below), the Borrower shall (A)(i) borrow such New Term Loans in an aggregate principal amount of $270,000,000 (the “New Term Loan Facility”), (ii) use the proceeds of the New Term Loan Facility (a) to repay in full all Existing Term Loans, (b) to pay fees and expenses incurred in connection with the foregoing and (c) for general corporate purposes of the Borrower and its Subsidiaries.

(4) The Borrower, each of the 2017 Revolving Credit Lenders and the Required Lenders party hereto have agreed to amend the Credit Agreement (the Credit Agreement as so amended, the “Amended Credit Agreement”) on the Amendment No. 5 Effective Date subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. New Term Loans.

(a) Subject to the terms and conditions set forth herein, each Person executing this Amendment either as “New Term Lender” or as an existing Term Loan Lender electing a Cashless Roll Option on its signature page hereto (each a “New Term Loan Lender”) agrees, severally and not jointly, to make New Term Loans to the Borrower on the Amendment No. 5 Effective Date in an amount specified on such signature page, in the case of a New Term Lender, or, in the case of an existing Term Loan Lender electing a Cashless Roll Option, as set forth in such Cashless Roll Option. Such New Term Loans shall be made in the manner contemplated by paragraph (b) or (c) of this Section.

(b) Each New Term Loan Lender shall make New Term Loans on the Amendment No. 5 Effective Date by either (i) exchanging its Existing Term Loans, for New Term Loans in an equal principal amount (or such lesser amount as may be allocated to such Lender as notified to such Lender by the Administrative Agent prior to the Amendment No. 5 Effective Date) or (ii) making its New Term Loans in accordance with Section 1(c) below. Any portion of an Existing Term Loan exchanged for a New Term Loan as contemplated hereby is referred to herein as an “Exchanged Term Loan”. Each New Term Loan Lender that holds Existing Term Loans may elect to make its New Term Loans in the manner set forth in clause (i) of this Section by electing the “Cashless Roll Option” on its signature page hereto.

(c) The Borrower shall give the Administrative Agent irrevocable notice prior to (i) 11:00 A.M., New York City time, one Business Day prior to the anticipated Amendment No. 5 Effective Date in the case of Base Rate Loans and (ii) 12:00 noon, New York City time, three Business Days prior to the anticipated Amendment No. 5 Effective Date in the case of Eurodollar Loans) requesting that the New Term Lenders make the New Term Loans on the requested funding date and specifying the amount to be borrowed. Upon receipt of such notice the Administrative Agent shall promptly notify each New Term Loan Lender thereof. Not later than 12:00 noon, New York City time, on such requested funding date each applicable New Term Loan Lender (other than a Lender that is exchanging its Existing Term Loans by electing the Cashless Roll Option) shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the New Term Loans to be made by such Lender. Notwithstanding anything herein to the contrary, (i) the New Term Loans funded on the Amendment No. 5 Effective Date may, at the Borrower’s request, be funded as Eurodollar Loans which shall be deemed to have an initial Interest Period identical to the Interest Period of the existing applicable Term Loans outstanding as of the date hereof prior to the effectiveness of this Amendment and (ii) the Lenders party hereto waive the payment of any breakage loss or expense under Section 2.21 of the Credit Agreement in connection with the repayment of the Term Loans on the Amendment No. 5 Effective Date.

(d) The Required Lenders and the Administrative Agent waive the requirement for delivery of a notice of prepayment pursuant to Section 2.11(a) of the Credit Agreement.

(e) On the Amendment No. 5 Effective Date, the Borrower shall apply the cash proceeds of the New Term Loans as set forth in Recital (3) of this Amendment.

(f) For the avoidance of doubt, on and after the Amendment No. 5 Effective Date, each reference in the Credit Agreement to “Term Loans” shall, except as the context may otherwise require, be deemed to be a reference to the New Term Loans contemplated hereby.

SECTION 2. Amendments to the Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order therein:

“Amendment No. 5”: Amendment No. 5 to this Agreement, dated as of May 2, 2013 among the Borrower, the Lenders party, the Administrative Agent and the other parties thereto.

“Amendment No. 5 Effective Date”: the date in which each of the conditions in Section 3 of Amendment No. 5 have been satisfied.

(b) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following defined terms as follows:

“Applicable Margin”: (a) with respect to any Term Loan, 1.75% in the case of Base Rate Loans and 2.75% in the case of Eurodollar Loans and (b) with respect to any Revolving Credit Loan, as determined pursuant to the Pricing Grid

“Pricing Grid”: (a) with respect to the 2014 Revolving Credit Loans, the table set forth below:

Consolidated Net Senior Secured Leverage Ratio	Applicable Margin for Base Rate Loans	Applicable Margin for Eurodollar Loans
Greater than 3.5 to 1.0	0.75%	1.75%
Less than or equal to 3.5 to 1.0	0.50%	1.50%

(b) with respect to the 2017 Revolving Credit Loans, the table set forth below:

Consolidated Net Senior Secured Leverage Ratio	Applicable Margin for Base Rate Loans	Applicable Margin for Eurodollar Loans
Greater than 2.25 to 1.0	1.00%	2.00%
Less than or equal to 2.25 to 1.0, but greater than 1.5 to 1.0	0.75%	1.75%
Less than or equal to 1.5 to 1.0	0.50%	1.50%

For purposes of the Pricing Grid, changes in the Applicable Margin resulting from changes in the Consolidated Net Senior Secured Leverage Ratio shall become effective on the date (the “Adjustment Date”) that is three Business Days after the date on which financial statements are delivered to the Lenders pursuant to Section 6.01 and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified by Section 6.01, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in the Pricing Grid shall apply to the Revolving Credit Loans. In addition, at all times while an Event of Default shall have occurred and be continuing, the highest rate set forth in the Pricing Grid shall apply to the Revolving Credit Loans. Each determination of the Consolidated Net Senior Secured Leverage Ratio pursuant to the Pricing Grid shall be made in a manner consistent with the determination thereof pursuant to Section 7.02.” For the avoidance of doubt, with respect to any date prior to the Amendment No. 5 Effective Date, the Pricing Grid set forth in the Credit Agreement prior to giving effect to this Amendment shall apply.

“Term Loan Commitment”: as to any Lender, the obligation of such Lender, if any, to make a Term Loan to the Borrower as set forth in Amendment No. 5, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The aggregate amount of the Term Loan Commitments as of the Amendment No. 5 Effective Date is $270,000,000.

(c) Section 2.11(b) of the Credit Agreement is hereby amended by replacing the words “Restatement Effective Date” with the words “Amendment No. 5 Effective Date”.

(d) Section 2.12(b) of the Credit Agreement is hereby amended by replacing the number “$15,000,000” in the second proviso therein with the number “$35,000,000”.

SECTION 3. Conditions to Effectiveness of Amendment No. 5. This Amendment shall become effective on the date (the “Amendment No. 5 Effective Date”) when, and only when, the following conditions shall have been satisfied or waived by each applicable party:

(a) The Administrative Agent shall have received counterparts of this Amendment executed by a Responsible Officer of the Borrower, each of the 2017 Revolving Credit Lenders, the Required Lenders and each New Term Loan Lender, or, as to any of the Lenders written evidence reasonably satisfactory to the Administrative Agent that such Lender has executed this Amendment.

(b) The Agents shall have received evidence that all fees and expenses (including those set forth in Section 6 hereof) of the Agents for which invoices have been presented (including the reasonable fees and expenses of counsel to the Administrative Agent) shall have been paid.

(c) The Administrative Agent shall have received the results of a recent lien search in each of the jurisdictions where any Loan Party is organized, and such search shall not reveal any liens on any of the assets of any Loan Party, except for Liens permitted by Section 7.3 of the Credit Agreement as amended by this Amendment.

(d) Each document (including, without limitation, any Uniform Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 7.3 of the Credit Agreement), shall have been filed, registered or recorded or shall have been delivered to the Administrative Agent in proper form for filing, registration or recordation.

(e) The Administrative Agent shall have received the executed legal opinion of Bryan Cave LLP, counsel to the Borrower, substantially in the form delivered by Bryan Cave LLP in connection with Amendment No. 4. Such legal opinion shall cover such other matters incident to the transactions contemplated by this Amendment as the Administrative Agent may reasonably require and shall be addressed to the Administrative Agent and the Lenders.

(f) The Administrative Agent shall have received a solvency certificate from the chief executive officer or chief financial officer of the Borrower substantially in the form delivered on the Closing Date.

(g) The Administrative Agent shall have received a certificate of the Borrower dated as of the Amendment No. 5 Effective Date signed by a Responsible Officer of the Borrower, certifying on behalf of the Borrower that, (i) the representations and warranties of the Borrower contained in Section 4 of the Amended Credit Agreement and in any other Loan Document are true and correct in all material respects as if made on and as of the Amendment No. 5 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that each reference to the “Credit Agreement” therein shall be deemed to be a reference to the Credit Agreement as amended pursuant to this Amendment and (ii) no Default or Event of Default has occurred and is continuing.

(h) The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of such Loan Party’s organization or a certification that such certificate or articles of incorporation or organization have not changed since their delivery to the Administrative Agent in connection with Amendment No. 4, and a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority and (ii) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 5 Effective Date certifying (A) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Amendment No. 5 Effective Date or a certification that such by-laws or operating (or limited liability company) agreement have not changed since their delivery to the Administrative Agent in connection with Amendment No. 4, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the manager (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of this Amendment, and in the case of the Borrower, the borrowings under this Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or organization of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to clause (ii) above.

(i) Each New Term Loan Lender shall have received, if requested at least two Business Days in advance of the Amendment No. 5 Effective Date, a Term Note payable to the order of such New Term Loan Lender duly executed by the Borrower in substantially the form of Exhibit F-1 to the Credit Agreement.

(j) The Borrower shall have delivered a Borrowing Notice to the Administrative Agent in accordance with Section 1(c) of this Amendment.

(k) The Lenders (including the New Term Loan Lenders) shall have received, sufficiently in advance of the Amendment No. 5 Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the United States PATRIOT Act.

(l) The Borrower shall have paid (or shall pay concurrently with the effectiveness hereof) in full the principal amount of all Existing Term Loans (other than Exchanged Term Loans). The Borrower shall have paid (or shall pay concurrently with the effectiveness hereof) (a) all accrued and unpaid interest and premiums on the aggregate principal amount of the Existing Term Loans and all other amounts then due and payable under the Credit Agreement and (b) to all Term Lenders other than the New Term Loan Lenders all indemnities, cost reimbursements and other Obligations (other than expenses under Section 2.21 to the extent waived by such Lender hereunder), if any, in each case that are then due and owing to such Term Lenders under the Loan Documents (prior to the effectiveness of this Amendment) and with respect to which the Borrower has been invoiced at least one Business Day prior to the Amendment No. 5 Effective Date.

SECTION 4. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) Each of the Borrower and each of its Subsidiaries (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (ii) has all requisite limited liability company or other organizational power and authority, and the legal right, to execute and deliver this Amendment and perform its obligations under this Amendment and the Loan Documents to which it is a party.

(b) The execution and delivery by the Borrower of this Amendment and the performance under this Amendment and the Loan Documents, (i) are within the Borrower’s power, (ii) have been duly authorized by all necessary organizational action, (iii) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (iv) will not conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.3 of the Amended Credit Agreement) or require any payment to be made under any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the Properties of the Borrower.

(c) No consent, authorization, filing, notice or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required on or in respect of any Loan Party in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment except those consents, authorizations, filings, notices or other actions, the failure of which to obtain or make, would not reasonably be expected to have a Material Adverse Effect.

(d) This Amendment has been duly executed and delivered by the Borrower. This Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(e) The Borrower represents and warrants that all representations and warranties contained in the Loan Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Amendment No. 5 Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

SECTION 5. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the Amendment No. 5 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.

(b) The Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations (as defined in the Amended Credit Agreement) of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) This Amendment shall constitute a “Loan Document” (under and as defined in the Amended Credit Agreement).

SECTION 6. Costs and Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.5 of the Credit Agreement.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic delivery (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 9. Reaffirmation of Security Interests. The Borrower hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations (as defined in the Amended Credit Agreement), as the case may be, (ii) confirms its respective grant to the Administrative Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Loan Party’s right, title and interest in, to and under all “Collateral” as defined in the Guarantee and Collateral Agreement, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to the Amended Credit Agreement), subject to the terms contained in the applicable Loan Documents, (iii) confirms its pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is a party, and (iv) acknowledges that the Lenders providing New Term Loans on the date hereof are “Lenders” and “Secured Parties” for all purposes under the Loan Documents.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NATIONAL CINEMEDIA, LLC, as Borrower By: National CineMedia, Inc., a Delaware corporation, its Manager

By:	/s/ Kurt C. Hall
Name: Title:

NATIONAL CINEMEDIA, LLC

AMENDMENT NO. 5

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Craig J. Malloy
Name: Craig J. Malloy Title: Director

NATIONAL CINEMEDIA, LLC

AMENDMENT NO. 5

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

ASF1 Loan Funding LLC
By: Citibank N.A.

By:	/s/ Emily Chong
Name: Emily Chong Title: Director

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Zeus Trading LLC

By:	/s/ Stacy Lai
Name: Stacy Lai Title: Assistant Vice President

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

LANDMARK IX CDO LTD
By: Landmark Funds LLC, as Manager

By:	/s/ Kofi Tweneboa-Kodua
Name: Kofi Tweneboa-Kodua Title: Designated Signatory

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

LANDMARK VIII CLO LTD
By: Landmark Funds LLC, as Manager

By:	/s/ Kofi Tweneboa-Kodua
Name: Kofi Tweneboa-Kodua Title: Designated Signatory

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Pacifica CDO V LTD
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Daymian Campbell
Name: Daymian Campbell Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Shackleton I CLO, Ltd.
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Daymian Campbell
Name: Daymian Campbell Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Veritas CLO II, LTD
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Daymian Campbell
Name: Daymian Campbell Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

West CLO 2012-1 Ltd.

By:	/s/ Joanna Willars
Name: Joanna Willars Title: Vice President, Authorized Signatory

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

ALM VII, Ltd.
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

CLEAR LAKE CLO, LTD.
By: Babson Capital Management LLC, as Collateral Manager

By:	/s/ Marcus Sowell
Name: Marcus Sowell Title: Managing Director

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

DIAMOND LAKE CLO, LTD.
By: Babson Capital Management LLC as Collateral Servicer

By:	/s/ Marcus Sowell
Name: Marcus Sowell Title: Managing Director

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

ST. JAMES RIVER CLO, LTD.
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Marcus Sowell
Name: Marcus Sowell Title: Managing Director

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Barclays Bank PLC

By:	/s/ Craig J. Malloy
Name: Craig J. Malloy Title: Director

For any Lender requiring a second signature block:

By:
Name: Title:

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Barclays Bank PLC

By:	/s/ Craig J. Malloy
Name: Craig J. Malloy Title: Director

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

BlackRock Bank Loan Strategy Fund of Multi Manager Global Investment Trust By: BlackRock Financial Management Inc., Its Investment Manager

By:	/s/ Robert Jacobi
Name: Robert Jacobi Title: Authorized Signatory

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

BlackRock Secured Credit Portfolio of BlackRock Funds II By: BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ Robert Jacobi
Name: Robert Jacobi Title: Authorized Signatory

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

BlackRock Senior Floating Rate Portfolio By: BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ Robert Jacobi
Name: Robert Jacobi Title: Authorized Signatory

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Green Island CBNA Loan Funding LLC
By: Citibank N.A.

By:	/s/ Paul Plank
Name: Paul Plank Title: Director

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Canyon Capital CLO 2012-1 Ltd.
By: Canyon Capital Advisors, its Asset Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Cent CDO 12 Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Cent CDO 14 Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Cent CDO 15 Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Cent CDO 16, L.P.
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Cent CDO 17 Limited
By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Columbia Variable Portfolio – Strategic Income Fund, a series of Columbia Funds Variable Insurance Trust

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

RiverSource Life Insurance Company

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

THE CITY OF NEW YORK GROUP TRUST
By: Credit Suisse Asset Management, LLC, as its manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

CREDIT SUISSE NOVA (LUX)
By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

CREDIT SUISSE AG, Cayman Islands Branch

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda Title: Authorized Signatory

For any Lender requiring a second signature block:

By:	/s/ Michael Spaight
Name: Michael Spaight Title: Authorized Signatory

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

APIDOS CDO III
By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For any Lender requiring a second signature block:

By:	N/A
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

APIDOS CDO V
By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For any Lender requiring a second signature block:

By:	N/A
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

APIDOS CINCO CDO
By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For any Lender requiring a second signature block:

By:	N/A
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

ACA CLO 2006-1 LTD
By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For any Lender requiring a second signature block:

By:	N/A
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

ACA CLO 2007-1 LTD
By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For any Lender requiring a second signature block:

By:	N/A
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

SAN GABRIEL CLO 1 LTD
By: Its Investment Advisor CVC Credit Partners, LLC
On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For any Lender requiring a second signature block:

By:	N/A
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

SHASTA CLO 1 LTD
By: Its Investment Advisor CVC Credit Partners, LLC
On behalf of Resource Capital Asset management (RCAM)

By:	/s/ Vincent Ingato
Name: Vincent Ingato Title: MD/PM

For any Lender requiring a second signature block:

By:	N/A
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

DWS Floating Rate Fund
By:	Deutsche Investment Management Americas, Inc. Investment Advisor

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Antonio V. Versaci
Name: Antonio V. Versaci Title: Director

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Stichting Pensioenfonds voor Huisartsen

By:	/s/ Adam Brown
Name: Adam Brown Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Delaware Diversified Income Trust

By:	/s/ Adam Brown
Name: Adam Brown Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Delaware Group Advisor Funds – Delaware Diversified Income Fund

By:	/s/ Adam Brown
Name: Adam Brown Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Delaware Group Income Funds-Delaware Diversified Floating Rate Fund

By:	/s/ Adam Brown
Name: Adam Brown Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Delaware VIP Trust—Delaware VIP Diversified Income Series

By:	/s/ Adam Brown
Name: Adam Brown Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Four Corners CLO III, Ltd.

By:	/s/ Adam Brown
Name: Adam Brown Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Optimum Trust – Optimum Fixed Income Fund

By:	/s/ Adam Brown
Name: Adam Brown Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Eaton Vance CDO VII PLC By: Eaton Vance Management as Interim Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Eaton Vance CDO VIII, Ltd. By: Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Eaton Vance CDO IX Ltd. By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Eaton Vance CDO X PLC By: Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

EATON VANCE SENIOR FLOATING-RATE TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

EATON VANCE SENIOR FLOATING-RATE INCOME TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

EATON VANCE SENIOR INCOME TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

EATON VANCE LIMITED DURATION INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

GRAYSON & CO BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

MET INVESTORS SERIES TRUST-MET/EATON VANCE FLOATING RATE PORTFOLIO BY EATON VANCE MANAGEMENT AS INVESTMENT SUB-ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

PACIFIC SELECT FUND FLOATING RATE LOAN PORTFOLIO BY: EATON VANCE MANAGEMENT AS INVESTMENT SUB-ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Columbia Funds Variable Series Trust II – Variable Portfolio – Eaton Vance Floating-Rate Income Fund By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

SENIOR DEBT PORTFOLIO By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

EATON VANCE VT FLOATING-RATE INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By:	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Longfellow Place CLO, Ltd.

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi Title: Portfolio Manager

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Four Corners CLO II, Ltd.

By:	/s/ Matthew Garvis
Name: Matthew Garvis Title: Vice President

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Franklin Templeton Series II Funds – Franklin Floating Rate II Fund

By:	/s/ Richard Hsu
Name: Richard Hsu Title: Asst. Vice President

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Franklin Floating Rate Master Trust – Franklin Floating Rate Master Series

By:	/s/ Richard Hsu
Name: Richard Hsu Title: Asst. Vice President

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Franklin Templeton Limited Duration Income Trust

By:	/s/ Richard Hsu
Name: Richard Hsu Title: Asst. Vice President

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Franklin Investors Securities Trust – Franklin Floating Rate Daily Access Fund

By:	/s/ Richard Hsu
Name: Richard Hsu Title: Asst. Vice President

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

GE CAPITAL BANK

By:	/s/ Dennis P. Leonard
Name: Dennis P. Leonard Title: Duly Authorized Signatory

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

CENTRAL PARK CLO, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

COLUMBUS PARK CDO LTD. By: GSO / Blackstone Debt Funds Management LLC as Portfolio Manager

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

GALE FORCE 4 CLO, LTD.
By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Servicer

By:	/s/ Daniel H. Smith
Name: Title:	Daniel H. Smith Authorized Signatory

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

OPTUMHEALTH BANK, INC.
By: GSO Capital Advisors LLC as Manager

By:	/s/ Daniel H. Smith
Name: Title:	Daniel H. Smith Authorized Signatory

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

TRIBECA PARK CLO LTD.
By: GSO/BLACKSTONE Debt Funds Management LLC as Portfolio Manager

By:	/s/ Daniel H. Smith
Name: Title:	Daniel H. Smith Authorized Signatory

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

RIVERSIDE PARK CLO LTD.
By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name: Title:	Daniel H. Smith Authorized Signatory

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Brentwood CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Eastland CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Grayson CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Greenbriar CLO, LTD.

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Rockwall CDO II Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Rockwall CDO LTD

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Stratford CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Westchester CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Stoney Lane Funding I, Ltd.

By: HillMark Capital Management, L.P., as Collateral Manager, as Lender

By:	/s/ Mark Gold
Name: Mark Gold Title: CEO

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

ING Investment Management CLO I, LTD.
By:	ING Investment Management Co. LLC, as its investment manager

ING Investment Management CLO II, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO III, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Kristopher Trocki
Name: Kristopher Trocki Title: Assistant Vice President

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Chase Lincoln First Commercial Corporation

By:	/s/ Peter B. Thauer
Name: Peter B. Thauer Title: Executive Director

For any Lender requiring a second signature block:

By:
Name: Title:

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Katonah 2007-I CLO Ltd.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Katonah X CLO Ltd.

By:	/s/ Daniel Gilligan
Name: Daniel Gilligan Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

LCM IX Limited Partnership By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: LCM Asset Management LLC Title: Alexander B. Kenna

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

LCM X Limited Partnership By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: LCM Asset Management LLC Title: Alexander B. Kenna

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

LCM XI Limited Partnership By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: LCM Asset Management LLC Title: Alexander B. Kenna

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

LCM XII Limited Partnership By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Alexander B. Kenna
Name: LCM Asset Management LLC Title: Alexander B. Kenna

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

LATITUDE CLO I, LTD

By:	/s/ Kirk Wallace
Name: Kirk Wallace Title: Senior Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

LATITUDE CLO II, LTD

By:	/s/ Kirk Wallace
Name: Kirk Wallace Title: Senior Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

LATITUDE CLO III, LTD

By:	/s/ Kirk Wallace
Name: Kirk Wallace Title: Senior Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

MIHI LLC

By:	/s/ T. Morgan Edwards II
Name: T. Morgan Edwards II Title: Authorized Signatory

For any Lender requiring a second signature block:

By:	/s/ Andrew Stock
Name: Andrew Stock Title: Authorized Signatory

CONSENT TO AMENDMENT NO. 5

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

MIHI LLC

By:	/s/ T. Morgan Edwards II
Name: T. Morgan Edwards II Title: Authorized Signatory

For any Lender requiring a second signature block:

By:	/s/ Andrew Stock
Name: Andrew Stock Title: Authorized Signatory

CONSENT TO AMENDMENT NO. 5

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Morgan Stanley Senior Funding, Inc.

By:	/s/ Sherrese Clarke
Name: Sherrese Clarke Title: Executive Director

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

DUANE STREET CLO IV, LTD. By: Napier Park Global Capital, LLC, As Collateral Manager

By:	/s/ Roger Yee
Name: Roger Yee Title: Director

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

REGATTA II FUNDING LP By: Napier Park Global Capital, LLC, attorney-in-fact

By:	/s/ Roger Yee
Name: Roger Yee Title: Director

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

TRALEE CDO I LTD

By: Par-Four Investment Management, LLC As Collateral Manager

By:	/s/ Joseph Matteo
Name: Joseph Matteo Title: Authorized Signatory

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Advocate Health Care Network

By: PineBridge Investments LLC Its Investment Manager

By:	/s/ Thomas Brandt
Name: Thomas Brandt Title: Managing Director

For any Lender requiring a second signature block:

By:
Name: Title:

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Galaxy X CLO, LTD

By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh Title: Managing Director

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Galaxy XI CLO, LTD

By: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh Title: Managing Director

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Galaxy XII CLO, Ltd.

By: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh Title: Managing Director

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Galaxy XIV CLO, Ltd.

By: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh Title: Managing Director

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Lancashire Insurance Company Limited

By: PineBridge Investments Europe Limited As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh Title: Managing Director

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Saturn CLO, Ltd.

By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh Title: Managing Director

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

VALIDUS REINSURANCE LTD

By: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh Title: Managing Director

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Dryden XXV Senior Loan Fund By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Dryden XXIV Senior Loan Fund By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Dryden XXII Senior Loan Fund By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz Title: Vice President

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

RAYMOND JAMES BANK, N.A.

By:	/s/ Kathy Bennett
Name: Kathy Bennett Title: Vice President

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Community Insurance Company

By: Sankaty Advisors LLC, as Investment Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens Title: Sr. Vice President of Operations

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Race Point III CLO

By: Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens Title: Sr. Vice President of Operations

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Race Point IV CLO, Ltd.

By: Sankaty Advisors, LLC as Asset Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens Title: Sr. Vice President of Operations

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

SEASIDE NATIONAL BANK & TRUST:

By:	/s/ Thomas N. Grant
Name: Thomas N. Grant Title: SVP & CCO

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:
Mountain View CLO II Ltd. By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO III Ltd. By: Seix Investment Advisors LLC, as Collateral Manager

Seix Multi-Sector Absolute Return Fund L.P. By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner By: Seix Investment Advisors LLC, its sole member

By:	/s/ George Goudelias
Name: George Goudelias Title: Managing Director

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Sumitomo Mitsui Trust Bank, Limited, New York Branch:

By:	/s/ Albert C. Tew II
Name: Albert C. Tew II Title: Vice President

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Grant Grove CLO, Ltd. By: Tall Tree Investment Management, LLC As Collateral Manager

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr. Title: Officer

For any Lender requiring a second signature block:

By:	N/A
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Muir Grove CLO, Ltd. By: Tall Tree Investment Management, LLC as Collateral Manager

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr. Title: Officer

For any Lender requiring a second signature block:

By:	N/A
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

VECTRA BANK COLORADO

By:	/s/ Michael Moreno
Name: Michael Moreno Title: SVP

For any Lender requiring a second signature block:

By:
Name: Title:

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Wells Capital Mgmt 13923601

By:	/s/ Charles C Williams Jr
Name: Charles C Williams Jr Title: Operations Manager

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Wells Capital Mgmt 18325402

By:	/s/ Charles C Williams Jr
Name: Charles C Williams Jr Title: Operations Manager

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Wells Capital Mgmt 18866500

By:	/s/ Charles C Williams Jr
Name: Charles C Williams Jr Title: Operations Manager

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Wells Capital Mgmt 23928601

By:	/s/ Charles C Williams Jr
Name: Charles C Williams Jr Title: Operations Manager

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Wells Capital Mgmt 23960800

By:	/s/ Charles C Williams Jr
Name: Charles C Williams Jr Title: Operations Manager

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

CONSENT TO AMENDMENT NO. 5

AND CASHLESS ROLLOVER OPTION

By its execution and delivery of this signature page, the Lender named below hereby consents to this Amendment.

Name of Lender:

Wells Fargo Floating Rate Loan Fund

By:	/s/ Charles C Williams Jr
Name: Charles C Williams Jr Title: Operations Manager

For any Lender requiring a second signature block:

By:
Name: Title:

Term Lenders (check if cashless roll requested)

X	CASHLESS ROLLOVER OPTION

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves of and consents to this Amendment and consents to the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) with a New Term Loan in a like principal amount. In the event a lesser amount is so allocated the difference between the current principal amount and the allocated principal amount will be prepaid on the Amendment No. 5 Effective Date.

By its execution and delivery of this signature page, the foregoing entity agrees to be a New Term Lender with a commitment to make New Term Loans on the Amendment No. 5 Effective Date as set forth below and to be bound by the terms of the Amended Credit Agreement as a Lender thereunder.

Name of Lender as a New Term Lender:

BARCLAYS BANK PLC

By:	/s/ Craig J. Malloy
Name: Craig J. Malloy Title: Director

New Term Loan commitment: $54,482,027.55